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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 21, 2003

       000-24478                                         38-3073622
  (Commission File No.)                       (IRS Employer Identification No.)


                             DEARBORN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                       22290 Michigan Avenue, Dearborn, MI
                    (Address of Principal Executive Offices)

                                      48124
                                   (Zip Code)

                                 (313) 274-1000
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

On May 21, 2003, the Registrant declared a stock dividend of one share of it's common, non-assessable stock for each 20 shares owned by each stockholder of record as of the close of business June 6, 2003. A copy of the press release announcing the stock dividend is attached to this document as exhibit 99.1.


Item 7.           Exhibits

99.1 Press Release dated May 21, 2003, announcing Dearborn Bancorp, Inc.'s declaration of a stock dividend.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Dearborn Bancorp, Inc.
                                  (Registrant)




                               /s/ John E. Demmer
                         -------------------------------
                                 John E. Demmer
                                    Chairman



                               /s/ Michael J. Ross
                         -------------------------------
                                 Michael J. Ross
                      President and Chief Executive Officer



                              /s/ Jeffrey L. Karafa
                         -------------------------------
                                Jeffrey L. Karafa
                      Treasurer and Chief Financial Officer




Date:  May 21, 2003
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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1 Press Release dated May 21, 2003, announcing Dearborn Bancorp, Inc.'s declaration of a stock dividend.